UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 30, 2006


                                   XSUNX, INC.
                                   -----------
             (Exact name of registrant as specified in its charter)

Colorado                             000-29621              84-1384159
--------                             ---------              ----------
(State or other jurisdiction         (Commission            (IRS Employer
of incorporation)                    File Number)           Identification No.)


                      65 Enterprise, Aliso Viejo, CA 92656
                      ------------------------------------
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (949) 330-8060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

None

Item 1.02 Termination of a Material Definitive Agreement

None

Item 1.03 Bankruptcy or Receivership

None


                        SECTION 2 - FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets

None

Item 2.02 Results of Operations and Financial Condition

None

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

None

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

None

Item 2.05 Costs Associated with Exit or Disposal Activities

None

Item 2.06 Material Impairments

None

                   SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

None

Item 3.02 Unregistered Sales of Equity Securities

None

Item 3.03 Material Modification to Rights of Security Holders

None


            SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL
                                   STATEMENTS

Item 4.01 Changes in Registrant's Certifying Accountant

None

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

None


                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.01 Changes in Control of Registrant

None

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Due to increased responsibilities as Chief Operating Office at Platinum Studies, Brian Altounin resigned as a director, Chairman of the Board, and Secretary of the Company on June 30, 2006.

Item 5.03 Amendments to Articles of  Incorporation  or Bylaws;  Change in Fiscal
Year

None

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans

None

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics

None

Section 5.06 -Change in Shell Company Status

None


                       SECTION 6 -ASSET-BACKED SECURITIES

Item 6.01 ABS Informational and Computational Material

None

Item 6.02 Change of Servicer or Trustee

None

Item 6.03 Change in Credit Enhancement or Other External Support

None

Item 6.04 Failure to Make a Required Distribution

None

Item 6.05 Securities Act Updating Disclosure

None


                            SECTION 7 - REGULATION FD

Item 7.01 Regulation FD Disclosure

None

                            SECTION 8 - OTHER EVENTS

Item 8.01 Other Events

None


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

A. Financial Statements

         None

B. Exhibits

         None

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     XSUNX, INC.





                                            By: /s/ Tom Djokovich
                                                --------------------------------
                                                Tom Djokovich, President